Exhibit 99.2

CERTIFICATION PURSUANT TO
18 U.S.C. SECTION 1350,
AS ADOPTED PURSUANT TO SECTION 906
OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Form 10-K for the period ending December 31, 2002 (the “Report”) of Tudor Fund For Employees L.P. (the “Partnership”), I, the Chief Financial Officer of the General Partner of the Partnership, certify pursuant to 18 U.S.C. §1350, as enacted pursuant to §906 of the Sarbanes-Oxley Act of 2002, that:

(i)	the Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities and Exchange Act of 1934; and
(ii)	the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Partnership.

	By:	/s/ JOHN R. TORELL

John R. Torell Chief Financial Officer of Second Management LLC, the General Partner

March 28, 2003